UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

YIELD10 BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33133	04-3158289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way,
Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 583-1700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	YTEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 10, 2023, Yield10 Bioscience, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the investors party thereto, in connection with an offering of the Company’s securities pursuant to an effective registration statement on Form S-1 (File No. 333-273240), as initially filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2023, as amended on August 2, 2023, and declared effective by the Commission on August 10, 2023, and a related prospectus filed with the Commission (the “Offering”). In the Offering, the Company agreed to issue and sell 5,750,000 units (the “Units”), each consisting of (a) one share (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and (b) one warrant (the “Warrants”) to purchase one share of Common Stock. The Units were sold at a per Unit public offering price of $0.65. The exercise price of each Warrant is $0.65 per underlying share of Common Stock.

The net proceeds to the Company from the Offering are expected to be approximately $3.1 million, after deducting placement agent fees and estimated offering expenses payable by the Company. The offering is expected to close on or about August 15, 2023, subject to the satisfaction of customary closing conditions.

The Warrants are immediately exercisable and will expire five years from the date of issuance. The Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions. The Warrants also include certain rights upon “fundamental transactions” (as described in the Warrants), including the right of the holders thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Warrant) of the unexercised portion of the Warrants on the date of the consummation of such fundamental transaction.

The Warrants include cashless exercise rights to the extent the shares of Common Stock underlying the Warrants are not registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under the terms of the Warrants, a holder will not be entitled to exercise any portion of any such Warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) would exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99% (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation does not apply to Jack W. Schuler or any of his Affiliates (as such term is defined in the Warrants).

On August 10, 2023, the Company also entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC and Lake Street Capital Markets, LLC (the “Placement Agents”). Pursuant to the terms of the Placement Agency Agreement, the Placement Agents agreed to use their reasonable best efforts to solicit offers to purchase the Units. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agents a cash fee equal to 7.0% of the gross proceeds from the Offering, subject to certain exceptions specified in the Placement Agency Agreement, plus reimbursement of up to $85,000 of legal fees and other expenses.

Simultaneously with the closing of the Offering, the Company expects to enter into a warrant agency agreement (the “Warrant Agency Agreement”) with Equiniti Trust Company, LLC (“Equiniti”), pursuant to which Equiniti will act as warrant agent with respect to the Warrants issued by the Company in the Offering.

The Placement Agency Agreement, form of Purchase Agreement, form of Warrant, and form of Warrant Agency Agreement are filed as Exhibits 10.1, 10.2, 4.1, and 4.2, respectively, and the description of the terms of each set forth herein is qualified in its entirety by reference to such exhibits.

Item 8.01 Other Events.

On August 11, 2023, the Company issued a press release announcing the pricing of the Offering described above in Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

None of the disclosures in this Current Report on Form 8-K nor the attached press release shall constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act, and Section 21E of the Exchange Act. The forward-looking statements in this Current Report do not constitute guarantees of future performance. Investors are cautioned that statements in this Current Report which are not strictly historical statements constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including the risks and uncertainties detailed in the Company’s filings with the Commission. The Company assumes no obligation to update any forward-looking information contained in this Current Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description
4.1	Form of Warrant (incorporated herein by referenced to exhibit 4.9 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-273240), filed with the Commission on August 2, 2023)

4.2	Form of Warrant Agency Agreement (incorporated herein by referenced to exhibit 4.10 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-273240), filed with the Commission on August 2, 2023)

10.1	Placement Agency Agreement, dated as of August 10, 2023, by and among the Company, Maxim Group LLC, and Lake Street Capital Markets, LLC

10.2	Form of Securities Purchase Agreement, dated as of August 10, 2023, by and between the Company and each investor party thereto (incorporated herein by referenced to exhibit 10.21 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-273240), filed with the Commission on August 2, 2023)

99.1	Press Release dated August 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

Date: August 11, 2023	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer